UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                   F O R M 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                                 February 2, 2004


                          Abraxas Petroleum Corporation
             (Exact name of registrant as specified in its charter)


                                     Nevada
                 (State of other jurisdiction of incorporation)





0-19118                                               74-2584033
(Commission File Number)                (I.R.S. Employer Identification Number)




                        500 N. Loop 1604 East, Suite 100
                            San Antonio, Texas 78232
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  210-490-4788


Item 9. REGULATION FD DISCLOSURE

     The Company is filing this press  release and slide show, as it has done in
the  past,  to  provide  current  operational   information  to  the  investment
community.

     The information in this Report (including Exhibit 99.1) is furnished pursuant to Item 9 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.


The following exhibits are filed as part of this report:

NUMBER                                       DOCUMENT
99.1                              Press Release dated February 2, 2004

99.2                              Slide presentation

SIGNATURES


         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           ABRAXAS PETROLEUM CORPORATION



                           By:      /s/Chris Williford
                                    ------------------------------
                                     Chris Williford
                                     Executive Vice President, Chief Financial
                                     Officer and Treasurer


Dated:    February 2, 2004

                                                                   Exhibit 99.1

                                  NEWS RELEASE

              ABRAXAS' BOARD APPROVES 2004 CAPITAL-SPENDING BUDGET,
                           OPERATIONAL UPDATE PROVIDED

         SAN ANTONIO, TX (February 2, 2004) - Abraxas Petroleum Corporation ("Abraxas") (AMEX:ABP) announced its 2004 Capital-Spending Budget as well as provided an update for certain operational activities:

     o A capital-spending budget for 2004 of $10 million. Of this amount, $5.0 million is allocated to U.S. projects and $5.0 million is related to projects associated with the Company's Canadian subsidiary, Grey Wolf Exploration. The Company plans to participate in the drilling or putting on production of 17 gross (13 net) wells, of which 11 gross (11 net) will be operated.

     o Continuing development activities in Q4 of 2003 increased daily net production rates to over 24.1 MMcfepd at the end of the year, an increase of 26% from the beginning of 2003. During the fourth quarter, the Company put online, 4 new wells in west Texas and 4 new wells in Canada. Average Q4 production of 21.6 MMcfepd was 10% higher than Q3 2003.

     o As part of its 2004 Capital-Spending Budget, the Company is currently drilling 1 gross (1 net) operated well in west Texas, 1 gross (1 net) operated well in Wyoming and 3 gross (0.75 net) non-operated wells in Canada. The balance of the activity for 2004 will be in these areas.

         CEO Bob Watson commented, "We continue to be very pleased with the results of our ongoing development plans on both sides of the border. Our drill bit success, coupled with activities that brought previously stranded Canadian gas to the marketplace, is reflected in our increasing daily production rates. Following the sale of our Canadian producing assets in early 2003, our goal has been to continue development of our retained properties and we think the 26% increase in production during 2003 demonstrates why we are excited about the quality of our asset base. The Company is continuing to explore ways to capitalize on the current strong commodity price environment to improve our balance sheet, namely the delevering process that continued with the early 2003 property sales. Our announced capital-spending budget of $10 million is limited by our current debt financing agreements. If we are successful in amending those agreements, the Company could comfortably exceed these spending limits out of cash flow with our current inventory of development projects."

         Abraxas Petroleum Corporation is a San Antonio-based crude oil and natural gas exploitation and production company. The Company operates in Texas, Wyoming and western Canada.

         Safe Harbor for forward-looking statement: Statements in this release looking forward in time involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance suggested in this release. Such factors may include, but may not be necessarily limited to, changes in the prices received by the Company for crude oil and natural gas. In addition, the Company's future crude oil and natural gas production is highly dependent upon the Company's level of success in acquiring or finding additional reserves.
Further, the Company operates in an industry sector where the value of securities is highly volatile and may be influenced by economic and other factors beyond the Company's control. In the context of forward-looking information provided for in this release, reference is made to the discussion of risk factors detailed in the Company's filing with the Securities and Exchange Commission during the past 12 months.

FOR MORE INFORMATION CONTACT:
Janice Herndon/Manager Corp. Communications
Telephone 210.490.4788
jherndon@abraxaspetroleum.com
www.abraxaspetroleum.com

                                                                    Exhibit 99.2
Slide 1:  Abraxas Petroleum Corporation
Investor Presentation
January 2004

The information presented herein may contain predictions, estimates and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although the Company believes that its expectations are based on reasonable assumptions, it can give no assurance that its goals will be achieved. Important factors that could cause actual results to differ materially from those included in the forward-looking statements include the timing and extent of changes in commodity prices for oil and gas, the need to develop and replace reserves, environmental risks, competition, government regulation and the ability of the Company to meet its stated business goals.

Picture:  Hudgins, P.T. 34 #1H, Pecos County, Texas

Slide 2:  Positioning Statement
Abraxas Petroleum Corporation
         o Operations in Western Canada, Texas and Wyoming
         o AMEX:ABP
Natural gas
         o Over 80%
Quality  assets
         o High ownership interests
         o Operations
         o High producing rates per well
         o Large acreage positions
         o Substantial upside

Slide 3:  Results 2003
Sold 35% proved reserves
         o Retained all undeveloped acreage
Reduced debt 45%
Reduced cash interest 90%
Issued equity at an implied 600% over market
Positioned Company to develop upside
         o Increased production 26%
         o Substantial incremental reserves

Picture:  Caroline, Alberta, Canada

Slide 4:  Goals 2004
Continue to:
Improve balance sheet
Develop upside
Maximize shareholder value

Picture:  Henson Gas Unit #2H, South Texas

Slide 5:  Continue Proving Upside
Map of Canada showing following areas:
Ladyfern, British Columbia
Widewater, Alberta
Peace River Arch, Alberta
Caroline, Alberta

Slide 6:  Ladyfern, British Columbia, Canada
Well Location Map Shown
Offsets largest gas discovery in North America in many years 28,800 acres, 20% WI 2003 activity
   o 4 new wells drilled (75% success) (marked on map)
   o 1 horizontal re-entry of a 2002 well
   o Added compression to reduce line pressures and increase production
2004 activity
   o 2 horizontal wells offsetting existing production
   o 1 well drilling

Slide 7:  Peace River Arch, Alberta, Canada
2 Well Location Maps Shown
Sold green acreage to PrimeWest
Retained yellow acreage
         o 28,500 acres 68% WI
         o 1,400 acres subject to farmout (100% carry for 40% WI) 2003 activity (marked on map)
         o 1 farmout well
         o 5 100% Grey Wolf wells
2004 activity
         o 3 100% Grey Wolf wells
         o Install Waterflood

Slide 8:  Caroline, Alberta, Canada
Well Location Map Shown
Sold green acreage to Primewest Retained yellow acreage (21,000 acres, 89% WI) All acreage subject to AMI/ farmout (100% carry for 40% WI)
 2003 activity
       o Drilled 6 wells (83% success) (marked on map)
 2004 planned activity
       o Continue farmout

Slide 9:  Widewater, Alberta, Canada
Well Location Map Shown
2003 activity
         o Completed 2 wells originally drilled in 1999 shut-in, awaiting market
         o Processing/Transportation Agreement with ATCO with pipeline costs paid out of 67% of production (<1 year payout
2004 activity
         o Wells currently plant limited at 4 MMcfpd
         o 7 additional wells can be tied in
         o 32,000 acres for further development

Slide 10:  Continue Proving Upside
Map of the United States showing following areas:
Brooks Draw, Wyoming
Delaware Basin, Texas

Slide 11:  Brooks Draw, Wyoming
Well Location Map Shown
5 producing horizontal wells (marked on map)
62,000 acres, long-term leases
100%working interest
2 identified locations to test 3D (marked on map)
One to be drilled in 2004

Slide 12:  Delaware Basin, West Texas
Well Location Map Shown
22,800 acres, 83% WI
2003 activity
         o 3 Montoya/Devonian horizontal wells drilled (marked on map)
         o 17,000' Ellenburger well on production (marked on map)
         o Devonian horizontal well on production at SW Oates
25 identified locations (marked on map)
Accelerate PUD development

Slide 13: Maximize Shareholder Value Improve balance sheet with target debt/cap of 40% to 60% Maintain financial flexibility and liquidity
Prioritize large opportunity set to high-grade those with highest return and lowest risk profile Capitalize on strategic acquisitions and divestitures

Slide 14:  Maximize Shareholder Value, Net Asset Value
                                                           2nds @
September 30, 2003                            MM          Market (62)
------------------                            --          -----------
Proved Reserves PV10 (1)                    $134
Incremental Reserves (88 Bcfe) (2)           103
Acreage (3)                                   15
Working Capital(4)                          <10>
Debt (5)                                   <158>               <118>
                                           -----               -----
Net Asset Value                              $84               $124
Shares Outstanding                          35.8
NAV/Share                                  $2.36               $3.47

(1)114 Bcfe valued at constant NYMEX prices of $4.50 and $25.00.
(2)Development projects on existing Company acreage requiring $60 mm capital.
(3)Valued by Seaton-Jordan comparable lease sales.
(4) Includes $5 mm accrued PIK interest.
(5)Actual debt

Slide 15:  Summary Highlights
Niche exploitation and production company
High quality assets with substantial upside
2004 primary corporate goal of continuing to improve the balance sheet while increasing shareholder value
Picture:  Caroline, Alberta, Canada

Slide 16:  Final Slide  www.abraxaspetroleum.com
Picture of gas plant